UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2011

CITIZENS & NORTHERN CORPORATION
(Exact name of registrant as specified in its charter)

PENNSYLVANIA
(State or other jurisdiction of incorporation)

000-16084	23-2951943
(Commission file number)	(IRS employer ID)

90-92 Main Street, Wellsboro Pennsylvania	16901
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code - (570) 724-3411

N/A
(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters of a Vote of Security Holders

The Annual Meeting of Shareholders of Citizens & Northern Corporation was held on Tuesday, April 19, 2011.  The Board of Directors fixed the close of business on February 22, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.  On this record date, there were outstanding and entitled to vote 12,181,184 shares of Common Stock with four issues proposed for vote by the stockholders.  A total of 9,420,567 shares of Common Stock were present or represented by proxy at the meeting.  This represented approximately 77% of the Corporation’s outstanding Common Stock.

Proposal I- Election of Class III Directors

Voting for the Class III Directors elected to serve for a term of three years is summarized as follows:

Dennis F. Beardslee
Total Votes in Favor	6,575,081
Total Votes Withheld / Against	1,163,627
Broker Non-Votes	1,681,859

Jan E. Fisher
Total Votes in Favor	6,493,522
Total Votes Withheld / Against	1,245,187
Broker Non-Votes	1,681,858

Ann M. Tyler
Total Votes in Favor	7,251,267
Total Votes Withheld / Against	487,422
Broker Non-Votes	1,681,878

Proposal II – Approval and Adoption of the 2010 Compensation of the Named Executive Officers as Disclosed in the Proxy Statement.

Voting on the requested approval and adoption of the 2010 compensation of the named executive officers as disclosed in the proxy statement was as follows:

Total Votes in Favor	6,734,814
Total Votes Against	672,872
Total Abstained	331,020
Broker Non-Votes	1,681,861

Proposal III – Approval and Adoption of the frequency of the advisory vote on the Compensation of the Named Executive Officers as Disclosed in the Proxy Statement.

Voting on the requested approval and adoption of the frequency of the advisory vote on the  compensation of the named executive as disclosed in the proxy statement was as follows:

Total Votes in Favor of 1 Year	3,166,482
Total Votes in Favor of 2 Years	1,060,919
Total Votes in Favor of 3 Years	3,195,263
Total Abstained	26,907
Broker Non-Votes	1,970,996

Proposal IV – Ratification and Approval of the appointment of the firm of ParenteBeard LLC as independent auditors of the Corporation.

Voting on the requested ratification and approval of the appointment of the firm of ParenteBeard LLC as independent auditors of the Corporation was as follows:

Total Votes in Favor	9,081,987
Total Votes Against	132,557
Total Abstained	205,128
Broker Non-Votes	895

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citizens & Northern Corporation

Date: April 21, 2010	By:	/s/ Mark A. Hughes
Mark A. Hughes, Treasurer